UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SCYNEXIS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability

SCYNEXIS, of Proxy Materials INC. for the Annual Meeting of Stockholders of

To Be Held On: June 2, 2016, at 9:30 a.m.

The Westin Jersey City Newport, 479 Washington Street, Jersey City, NJ

ACCOUNT NUMBER CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 23, 2016.

Please visit http://www.astproxyportal.com/ast/18891/, where the following materials are available for view:

Notice of Annual Meeting of Stockholders

Proxy Statement

2015 Annual Report

Form of Electronic Proxy Card

PROXY MATERIALS: E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO?VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at

www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting can be found at www.scynexis.com/contact/ or by contacting Investor Relations at

investorrelations@scynexis.com.

MAIL: You may request a proxy card by following the instructions above.

1. To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NOMINEES: Steven C. Gilman, Ph.D. Ann F. Hanham, Ph.D.

David Hastings

Patrick J. Langlois, Ph.D. Guy Macdonald C. Patrick Machado Marco Taglietti, M.D.

2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2016.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ITEMS 1 and 2.

Receipt of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.

Please note that you cannot use this notice to vote by mail.